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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K



                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): Not Applicable



                            Pogo Producing Company
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
                 (State or Other Jurisdiction of Incorporation)

                 1-7792                                  74-1659398
        (Commission File Number)                       (I.R.S. Employer
                                                     Identification No.)
      5 Greenway Plaza, P.O. Box 2504
             Houston, Texas                              77046-2504
(Address of Principal Executive Offices)                 (Zip Code)

     Registrant's Telephone Number, Including Area Code:   (713) 297-5000


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

         Pursuant to Article 1, Sections 9,10 and 11 of the Amended and Restated Bylaws of Pogo Producing Company, a Delaware corporation
         (the "Company"), notice is hereby given that the 1994 annual meeting of stockholders of the Company will be held on Teusday, April 26, 1994 at the Century II Room, Stouffer Presidente Hotel, Six Greenway Plaza, Houston, Texas at 10:00 a.m., Houston time.


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                                  Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Pogo Producing Company
                                                   Registrant

                                              /s/ RONALD B. MANNING
                                                  Ronald B. Manning,
                                                    Corporate Secretary

Date:  February 14, 1994





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